________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 25, 2010

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware	1-31340	56-0484485
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8100 Denmark Road, Charlotte, NC (Address of Principal Executive Offices)		28273-5975 (Zip Code)

(704) 554-8510 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2010, Messrs. George S. Currin and A. F. Sloan announced they would not seek re-election to the Board of Directors of The Cato Corporation pursuant to the retirement policy previously adopted by the Board. Messrs. Currin and Sloans’s retirement will be effective as of May 27, 2010, the date of the Company’s 2010 Annual Meeting of Shareholders and the date their successors, if any, would be elected.  There were no disagreements between Messrs. Currin and Sloan and the registrant in regard to their retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION

March 2, 2010	/s/ John P. D. Cato
Date	John P. D. Cato
Chairman, President and
Chief Executive Officer

March 2, 2010	/s/ John R. Howe
Date	John R. Howe
Executive Vice President
Chief Financial Officer